                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2005
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                            WEBFINANCIAL CORPORATION
                            ------------------------
               (Exact name of registrant as specified in charter)

   Delaware                           0-631                    56-2043000
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                   File Number)            Identification No.)

               590 Madison Avenue, 32nd Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 758-3232
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On June 29, 2005, the Board of Directors of  WebFinancial  Corp.  (the
"Company")  elected James Henderson to the Board of Directors,  as well as Chief
Executive  Officer  of  the  Company.   At  the  meeting,   Warren  Lichtenstein
voluntarily resigned as the Chairman of the Board,  director and Chief Executive
Officer of the Company.  The Board of Directors  accepted the resignation of Mr.
Lichtenstein and elected Jack L. Howard,  a current director of the Company,  as
Chairman  of the Board to  succeed  Mr.  Lichtenstein.  The  Board of  Directors granted Mr.  Lichtenstein  rights to attend meetings and to receive materials to be reviewed by the Board of Directors.  A copy of the press  release  announcing such actions is attached hereto and is incorporated by reference herein.

            Mr. Henderson's appointment as Chief Executive Officer was effective
June 29, 2005. Mr.  Henderson,  47, has served as President and Chief  Operating
Officer of the  Company  since  December  2003,  and was the Vice  President  of
Operations  from  September  2000 through  December  2003.  He has served as the
Chairman of the Board of WebBank,  a subsidiary of the Company,  since  November
2004 and acted as its Chief Executive Officer from November 2004 to May 2005. He has also served as a director of the WebBank  subsidiary  since March 2002 and a director and Chief Operating  Officer of the  WebFinancial  Holding  Corporation
subsidiary  since January 2000. He has served as a director of BNS Holding Inc., a real estate management company, since June 2004 and as a director and Chairman of the Board of Del Global  Technologies  Corp., a designer and  manufacturer of medical  imaging  and  diagnostic  systems,  since  November  2003 and May 2005, respectively.  Mr.  Henderson has served as a Vice President of Steel  Partners,
Ltd.  ("SPL"),  a management  and  advisory  company  that  provides  management services to Steel  Partners II, L.P., a significant  stockholder of the Company, since March 2002,  and as Vice  President  of its  predecessor  from August 1999 through March 2002. He has also served as President of Gateway Industries, Inc., a provider of database development and web site design and development services, since  December 2001. Mr.  Henderson  served as a director of ECC  International
Corp.,  a  manufacturer  and  marketer  of  computer-controlled  simulators  for training  personnel to perform  maintenance and operator  procedures on military weapons,  from  December  1999 to September  2003 and as acting Chief  Executive
Officer  from  July  2002 to March  2003.  He has  served  as a  director  of SL
Industries, Inc., a designer and manufacturer of power electronics, power motion
equipment,   power  protection  equipment  and  teleprotection  and  specialized computer  equipment,  since January 2002.  From January 2001 to August 2001, Mr.
Henderson  served as  President  of MDM  Technologies,  Inc.,  a direct mail and marketing company that was principally  controlled by the Company's former Chief
Executive  Officer and Chairman of the Board. Mr. Henderson devotes such time to the Company's  business  affairs and operations as he deems necessary to perform his duties,  which changes from time to time,  but generally does not exceed 50%
of his time.

          Pursuant  to a  management  agreement  (the  "Management  Agreement"), approved by a majority of the  Company's  disinterested  directors,  between the
Company  and SPL,  SPL  provides  the  Company  with  office  space and  certain management,  consulting  and  advisory  services.  The  Management  Agreement is automatically  renewable on an annual basis unless  terminated  by either party, for any reason,  upon at least 60 days written notice. The Management  Agreement also provides that the Company shall indemnify,  save and hold SPL harmless from and against  any  obligation,  liability,  cost or damage  resulting  from SPL's actions  under  the terms of the  Management  Agreement,  except  to the  extent occasioned  by  gross  negligence  or  willful  misconduct  of  SPL's  officers, directors or employees.

          Pursuant to an Employee  Allocation  Agreement between WebBank and SPL
(the  "Allocation  Agreement"),  James  Henderson,  an  employee  of SPL  and an executive officer of the Company,  performed services in the area of management, accounting and finances, and identified business  opportunities,  and such other services  reasonably  requested  by WebBank.  In  consideration  of the services performed by Mr.  Henderson  under the  Allocation  Agreement,  Mr.  Henderson's salary and the cost of certain other benefits are allocated  between WebBank and
SPL based on the percentage of time devoted by Mr. Henderson to WebBank matters.
Unless  agreed to by both parties in writing,  the amount paid by WebBank to SPL under the Allocation Agreement in any calendar year may not exceed $100,000. The
Allocation  Agreement  will continue in force until  terminated by either of the parties upon 30 days written notice.

          In  consideration  of  the  services  rendered  under  the  Management
Agreement,  SPL charges the Company a fixed  monthly fee  totaling  $310,000 per
annum,   adjustable   annually  upon  agreement  of  the  Company  and  SPL.  In consideration  of the services  provided  under the  Allocation  Agreement,  SPL charged  WebBank  $100,000 per annum during the previous two fiscal  years.  The fees payable by WebBank are  included in the fees  payable by the Company  under the Management  Agreement.  The Company  believes that the cost of obtaining the type and quality of services rendered by SPL under the Management  Agreement and the Allocation Agreement is no less favorable than the cost at which the Company and WebBank, respectively, could obtain from unaffiliated entities.

          During the fiscal year ended December 31, 2004, SPL billed the Company fees with  respect to fiscal 2004 of $310,000 for  services  rendered  under the
Management  Agreement.  Included in these fees was $100,000  paid by WebBank for services  rendered under the Allocation  Agreement.  The fees payable by WebBank are included in the fees payable by the Company under the Management Agreement.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit Number          Description
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99.1                    Press release of WebFinancial  Corp.  dated July 6, 2005
                        announcing the election of James  Henderson to the Board
                        of Directors of the Company,  as well as Chief Executive
                        Officer of the Company, and other board changes.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WEBFINANCIAL CORPORATION
                                               (Registrant)

Date: July 6, 2005
                                          By: /s/ Glen M. Kassan
                                              ----------------------------------
                                          Name:  Glen M. Kassan
                                          Title: VP & CFO/Secretary